UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Financial Services Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As further described below in Item 5.07 of this Current Report on Form 8-K (“Form 8-K”), at the 2024 annual meeting of the shareholders of The Hartford Financial Service Group, Inc. (the “Company”), the Company’s shareholders approved an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to limit the liability of certain officers of the Company, as permitted by recent amendments to the Delaware General Corporation law (the “Charter Amendment”). The Board of Directors of the Company previously approved the Charter Amendment, subject to shareholder approval at the 2024 annual meeting. On May 16, 2024, the Company filed the Charter Amendment with the Delaware Secretary of State, which became effective upon filing. The foregoing description is a summary only, and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is being filed as Exhibit 3.1 to this Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 15, 2024. Shareholders voted as follows on the matters presented for a vote:

1.The nominees for election to the Company’s Board of Directors were elected to hold office until the 2025 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
LARRY DE SHON	247,144,115	6,484,743	877,576	17,312,884
CARLOS DOMINGUEZ	245,597,248	8,049,719	859,467	17,312,884
TREVOR FETTER	241,413,264	12,826,609	266,561	17,312,884
DONNA JAMES	248,614,242	5,660,393	231,799	17,312,884
EDMUND REESE	252,652,360	1,594,172	259,902	17,312,884
TERESA ROSEBOROUGH	242,885,832	11,389,940	230,662	17,312,884
VIRGINIA RUESTERHOLZ	244,728,971	9,540,505	236,958	17,312,884
CHRISTOPHER SWIFT	236,009,062	16,833,099	1,664,273	17,312,884
MATTHEW WINTER	246,098,427	8,163,980	244,027	17,312,884
GREIG WOODRING	252,350,896	1,905,401	250,137	17,312,884

2.The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
259,755,465	11,899,965	163,888	—

3.The proposal to consider and approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
229,759,642	23,352,736	1,394,056	17,312,884

4.The management proposal to amend the Company’s Restated Certificate of Incorporation to limit the liability of certain officers of the Company, as permitted by recent amendments to Delaware law, was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
215,464,806	38,690,711	350,917	17,312,884

Item 9.01     Financial Statements and Exhibits

Exhibit No.
3.1	Certificate of Amendment to the Restated Certificate of Incorporation.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

May 16, 2024	By:	/s/ Terence Shields
Name: Terence Shields
Title: Senior Vice President & Corporate Secretary